UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 9, 2012

Commission File No. 001-13349

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Maine	01-0393663
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314
(Registrant's telephone number, including area code)

Inapplicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 1

Exhibit Index	Page 2

ITEM 7.01     Regulation FD Disclosure

BAR HARBOR, Maine (July 9, 2012) – Bar Harbor Bankshares (the “Company”) (NYSE MKT: BHB) the parent company of Bar Harbor Bank & Trust, today announced that the Federal Deposit Insurance Corporation (the “FDIC”) has approved the Company’s application to acquire certain assets and assume certain liabilities of Border Trust Company.  The Company previously received regulatory approval from the Maine Bureau of Financial Institutions (the “Maine BFI”) for the transaction. A copy of the Company’s press release is furnished with this current report as an exhibit.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits No. Description

             99.1     Copy of Company’s press release dated July 9, 2012 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 9, 2012

BAR HARBOR BANKSHARES

/s/ Gerald Shencavitz

Gerald Shencavitz
Executive Vice President
& Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Copy of Company’s press release dated July 9, 2012